UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of NRG Energy, Inc. (the “Company”) has been undergoing a Board succession and refreshment process to align Board oversight with the strategic direction of the Company.

In connection with this process, the Board has accepted the retirements of Mr. Terry Dallas, who will not stand for re-election at the 2020 annual meeting of shareholders, and Mr. William Hantke, whose retirement will be effective December 31, 2019. The retirements of Messrs. Dallas and Hantke were not the result of any disagreement with the Company or its management and the Board recognizes the exemplary service they have provided during their tenure.

In addition, the Board has identified Mr. Antonio Carrillo and Ms. Alexandra Pruner as director candidates and, following the recommendation of the Governance and Nominating Committee, has appointed such individuals to serve on the Board, effective October 15, 2019. Each new director will serve as an independent director and there is no arrangement or understanding between any new director and any other person, pursuant to which they were appointed as a director. Mr. Carrillo has been appointed to serve as a member of the Company’s Audit and Compensation Committees. Ms. Pruner has been appointed to serve as a member of the Company’s Finance and Risk Management and Governance and Nominating Committees.

The Board will consist of 12 members until the retirements of Messrs. Dallas and Hantke, at which time the Board will be reduced to 10 members.

Item 9.01 Financial Statement and Exhibits

(c)     Exhibits:

Exhibit No.	Description

99.1	Press release dated October 14, 2019

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

Dated: October 14, 2019	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary